UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 4, 2015

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2015, EnteroMedics Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Release of 24 Month Results.

On November 4, 2015, the Company issued a press release to announce 24-month results for the Company’s ReCharge pivotal trial for obesity. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

First Closing of Note and Warrant Offering.

On November 9, 2015, the first of the three closings (the “First Closing”) of the Company’s senior convertible note and warrant offering occurred. Pursuant to the securities purchase agreement, dated November 4, 2015, between the Company and the buyers listed thereto (the “Buyers”), at the First Closing, the Company issued and sold 7% senior convertible notes due 2017 with an aggregate principal amount of $1.5 million to the Buyers, along with the accompanying warrants initially exercisable for 1,762,862 shares at an exercise price of $0.31 per share. The Company received aggregate gross proceeds of $1.5 million at the First Closing.

Further information on the terms of the Company’s senior convertible note and warrant offering can be found on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 9, 2015.

99.2	Press Release dated November 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Chief Financial Officer and Chief Operating Officer

Date: November 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2015.

99.2	Press Release dated November 4, 2015.